                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2003

                          -------------------------

                             SPARTON CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     OHIO                                1-1000                       38-1054690
----------------------------------------------  ------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)  (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)



        2400 E. GANSON STREET, JACKSON, MICHIGAN             49202
       ------------------------------------------         ------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600


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


ITEM 5. OTHER EVENTS

On February 11, 2003, Sparton Corporation, a Ohio Corporation (the "Company") issued a press release announcing the financial results of the second quarter and six months ended December 31, 2002.

The foregoing description of the press release is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Exhibit 99.1      Press Release, dated February 11, 2003 issued by Sparton
                  Corporation.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SPARTON CORPORATION


                                   /s/ David W. Hockenbrocht
                                   --------------------------------------
                                         David W. Hockenbrocht
                                         Chief Executive Officer
                                         February 11, 2003

                              INDEX TO EXHIBITS

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EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1      Press Release, dated February 11, 2003 issued by Sparton
                  Corporation.